Exhibit 10.12

FIRST AMENDMENT TO CREDIT AGREEMENT

This First Amendment to Credit Agreement (herein, the “Amendment”) is entered into as of April 26, 2005, by and among Hyco Holdings LLC, a Delaware limited liability company (“Holdings”), Hyco Alabama LLC, a Delaware limited liability company (“Alabama” and collectively with Holdings, the “Borrowers”), and Harris Trust and Savings Bank (the “Bank”).

PRELIMINARY STATEMENTS

A. The Borrowers and the Bank entered into that certain Credit Agreement, dated as of December 29, 2004 (as amended, the “Credit Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

B. The Borrowers have requested that the Bank make certain amendments to the Credit Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. AMENDMENT.

Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement shall be and hereby is amended as follows:

1.1 Section 9.1(j) of the Credit Agreement shall be amended by deleting the text thereof and by inserting “[Intentionally Omitted]” in lieu thereof.

SECTION 2. CONDITIONS PRECEDENT.

The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

2.1 The Borrowers and the Bank shall have executed and delivered this Amendment.

2.2 The Guarantors shall have consented to the execution and delivery of this Amendment.

2.3 Legal matters incident to the execution and delivery of this Amendment shall be reasonably satisfactory to the Bank and its counsel.

SECTION 3. REPRESENTATIONS.

In order to induce the Bank to execute and deliver this Amendment, the Borrowers hereby represent to the Bank that, as of the date hereof, the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct in all material respects (except to the extent that by their respective terms such representations and warranties relate solely to a prior date), and the Borrowers are in compliance with the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

SECTION 4. MISCELLANEOUS.

4.1 The Borrowers heretofore executed and delivered to the Bank the Security Agreement and certain other Collateral Documents. The Borrowers hereby acknowledge and agree that the Liens created and provided for by the Collateral Documents (other than Liens on Collateral released in connection herewith) continue to secure, among other things, the Obligations arising under the Credit Agreement as amended hereby; and the Collateral Documents and the rights and remedies of the Bank thereunder, the obligations of the Borrowers thereunder, and the Liens created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

4.2 Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

4.3 The Borrowers agree to pay on demand all reasonable costs and expenses of or incurred by the Bank in connection with the negotiation, preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of counsel for the Bank.

4.4 This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

[SIGNATURE PAGE TO FOLLOW]

This First Amendment to Credit Agreement is entered into as of the date and year first above written.

HYCO HOLDINGS LLC

By:	/s/ Craig Wolf
	Name:	Craig Wolf
	Title:	CFO

HYCO ALABAMA LLC

By:	/s/ Scott R. Humphrey
	Name:	Scott R. Humphrey
	Title:	Treasurer

Accepted and agreed to:

HARRIS TRUST AND SAVINGS BANK

By:	/s/ Jean R. Elie
	Name:	Jean R. Elie
	Title:	V.P.

ACKNOWLEDGMENT AND CONSENT

The undersigned each heretofore executed and delivered the Credit Agreement in the capacity of a Guarantor and delivered certain Collateral Documents. Each of Ultrametal, Inc. and Hyco Canada U.L.C. (collectively the “Canadian Guarantors”) also delivered a Guaranty and Indemnity Agreement (the “Canadian Guaranty Agreements”) to guarantee the obligations of the Borrowers under the Credit Agreement. Each of the undersigned hereby consent to the amendment to the Credit Agreement set forth above and confirm that its guaranty and the Collateral Documents executed and delivered by it, and all of the obligations of the undersigned thereunder, remain in full force and effect. The Canadian Guarantors confirm that the Canadian Guaranty Agreements and all of the obligations of the Canadian Guarantors thereunder, remain in full force and effect. Each of the undersigned further agrees that the consent of the undersigned to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained. Each of the undersigned acknowledges that the Bank relying on the assurances provided for herein in entering into the amendment set forth above.

HYCO CANADA HOLDINGS, INC.

By:	/s/ Craig Wolf
	Name:	Craig Wolf
	Title:	CFO

ULTRAMETAL INC.

By:	/s/ Scott R. Humphrey
	Name:	Scott R. Humphrey
	Title:	Treasurer

HYCO CANADA HOLDINGS, LLC

By:	/s/ Scott R. Humphrey
	Name:	Scott R. Humphrey
	Title:	Treasurer

HYCO CANADA U.L.C.

By:	/s/ Scott R. Humphrey
	Name:	Scott R. Humphrey
	Title:	Treasurer